                                                                   EXHIBIT 99.1

                          $550,000,000 (APPROXIMATE)
                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-2

              INFORMATION REGARDING CERTAIN SUBSEQUENT CONTRACTS

  Set forth below is information regarding manufactured housing installment sale contracts and installment loan agreements having a principal balance of $283,966,990.89 as of the Cut-off Date (the "Contracts"). The Contracts represent approximately 93.7% of the Subsequent Contracts which will be conveyed by the Company to the Trust on the Closing Date in connection with the above-captioned offering. Information with respect to the Initial Contracts is as set forth in the Prospectus Supplement dated March 13, 1997 relating to the above-captioned offering. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

  The Contracts have an aggregate principal balance as of the Cut-off Date of $283,966,990.89. As of the Cut-off Date, a total of 790, or 18.85% by aggregate principal amount of the Contracts were Land-and-Home Contracts. Of the Contracts, a total of 476, or 7.00% by aggregate principal amount, are step-up rate Contracts. The contractual rate of interest (the "Contract Rate") of a step-up rate Contract steps up on a particular date from its initial Contract Rate. A total of 231 step-up rate Contracts, or 3.60% of the Contracts by aggregate principal amount, provide for two increases in the Contract Rate from the initial Contract Rate and the remaining step-up rate Contracts provide for a single increase in the Contract Rate. Of such step-up rate Contracts, all are still bearing interest at their initial Contract Rate (the period during which such Contracts bear interest at their initial Contract Rate being referred to herein as the "Low Rate Period"). During the Low Rate Period, the total amount and the principal portion of each Scheduled Payment is determined on a basis that would cause the Contract to be fully amortized over its term if the Contract were to bear interest during its entire term at its initial Contract Rate and were to have level payments over its entire term. The total amount and principal portion of each scheduled payment due after the end of the applicable Low Rate Period is determined on a basis that would cause the Contract (which would then be bearing interest at a stepped-up rate) to be fully amortized over its remaining term on a level-payment basis. Of the Contracts, the Low Rate Periods for those step-up rate Contracts providing for a single increase in the Contract Rate will end no earlier than March 1998 and no later than February 1999. The Contract Rates for such step-up rate Contracts will increase by either 1.25%, 2.26%, 2.50%, 2.51% or 2.76%. Of the Contracts, the Low Rate Periods for those step-up rate Contracts providing for two increases in the Contract Rate will end in February 1998, and the period with the interim applicable Contract Rate will end in February 1999. The Contract Rates for such step-up rate Contracts will increase first by 1.25% and then by an additional 1.25%. The increases in scheduled payments for all step-up rate Contracts range from $8.81 to $268.34 per month. The statistical information concerning the Contracts which is set forth below, to the extent it relates to the Contract Rates of the step-up rate Contracts, takes into account only their Contract Rates as of the Cut-off Date.

  The Contracts were originated between July 1984 and March 1997. Of the Contracts, approximately 77% of the aggregate principal amount is attributable to loans to purchase Manufactured Homes which were new and approximately 23% is attributable to loans to purchase Manufactured Homes which were used at the time the related Contract was originated. All Contracts have a Contract Rate of at least 3.48%. The Contracts have remaining maturities, as of the Date, of at least 24 months but not more than 360 months and original maturities of at least 24 months but not more than 360 months, and a weighted average remaining term to scheduled maturity, as of the Cut-off Date, of 288 months. The average remaining principal balance per Contract as of the Cut-off Date was $31,735.24 and the outstanding principal balances of the Contracts as of the Cut-off Date ranged from $2,985.20 to $203,494.08. The Obligors on the Contracts are located in 48 states. The Obligors on approximately 9.89% of the Contracts by remaining principal balance are located in North Carolina, 8.78% in Texas, 7.00% in Florida, 6.61% in Georgia, 5.77% in South Carolina and 5.34% in Alabama. No other state represented more than 5% of the Contracts. All of the Contracts had loan-to-value ratios at the time of origination of 95% or less.

  Set forth below is a description of certain additional characteristics of the Contracts.

                 GEOGRAPHICAL DISTRIBUTION OF CONTRACT OBLIGORS

                                                              AGGREGATE    % OF CONTRACT
                                                              PRINCIPAL       POOL BY
                                           % OF CONTRACT       BALANCE      OUTSTANDING
                            NUMBER OF    POOL BY NUMBER OF   OUTSTANDING     PRINCIPAL
                         CONTRACTS AS OF  CONTRACTS AS OF    AS OF CUT-    BALANCE AS OF
                          CUT-OFF DATE     CUT-OFF DATE       OFF DATE     CUT-OFF DATE
                         --------------- ----------------- --------------- -------------
Alabama.................        529             5.91%      $ 15,173,864.07      5.34%
Arizona.................        236             2.64          8,500,055.48      2.99
Arkansas................        208             2.32          5,563,458.84      1.96
California..............        135             1.51          5,172,592.48      1.82
Colorado................        165             1.84          5,479,735.61      1.93
Connecticut.............          1              .01             26,103.00       .01
Delaware................         76              .85          2,306,474.03       .81
Florida.................        540             6.03         19,876,394.60      7.00
Georgia.................        583             6.52         18,783,120.34      6.61
Hawaii..................          1              .01             72,479.00       .03
Idaho...................         49              .55          2,007,356.26       .71
Illinois................        142             1.59          4,432,287.63      1.56
Indiana.................        204             2.28          5,818,164.70      2.05
Iowa....................        125             1.40          3,336,229.08      1.17
Kansas..................         77              .86          2,359,913.27       .83
Kentucky................        234             2.62          6,495,355.33      2.29
Louisiana...............        221             2.47          5,693,670.42      2.01
Maine ..................         35              .39          1,102,844.99       .39
Maryland................         47              .53          1,388,168.82       .49
Massachusetts...........          6              .07            155,834.50       .05
Michigan................        368             4.11         12,807,134.82      4.51
Minnesota...............        122             1.36          3,224,586.27      1.14
Mississippi.............        230             2.57          6,360,552.20      2.24
Missouri................        264             2.95          7,092,340.10      2.50
Montana.................         60              .67          2,473,211.96       .87
Nebraska................         54              .68          1,515,257.46       .53
Nevada..................         96             1.07          4,173,937.55      1.47
New Hampshire...........         38              .42          1,244,169.95       .44
New Jersey..............          3              .03             99,921.26       .04
New Mexico..............        227             2.54          7,580,335.99      2.67
New York................        106             1.18          2,797,883.14       .99
North Carolina..........        878             9.81         28,092,760.33      9.89
North Dakota............         23              .26            587,902.90       .21
Ohio....................        183             2.05          5,839,731.73      2.06
Oklahoma................        191             2.13          5,308,811.32      1.87
Oregon..................         93             1.04          5,441,565.94      1.92
Pennsylvania............         90             1.01          2,605,596.07       .92
South Carolina..........        497             5.55         16,380,452.85      5.77
South Dakota............         36              .40          1,210,397.23       .43
Tennessee...............        351             3.92          9,348,368.38      3.29
Texas...................        760             8.49         24,918,706.71      8.78
Utah....................         35              .39          1,467,322.95       .52
Vermont.................          8              .09            174,845.49       .06
Virginia................        208             2.32          5,905,165.66      2.08
Washington..............        102             1.14          5,127,958.58      1.81
West Virginia...........        136             1.52          3,311,171.79      1.17
Wisconsin...............        127             1.42          3,397,098.53      1.20
Wyoming.................         48              .54          1,735,701.28       .61
                              -----           ------       ---------------    ------
Total...................      8,948           100.00%      $283,966,990.89    100.00%
                              =====           ======       ===============    ======

                       YEARS OF ORIGINATION OF CONTRACTS

                                                                 % OF CONTRACT POOL BY
                                             AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING     BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
----------------------   ------------------- ------------------- ---------------------
1984....................            3          $     40,013.93             .01%
1985....................            3                35,381.80             .01
1986....................            0                      .00             .00
1987....................            3                29,579.39             .01
1988....................            5                67,114.59             .02
1989....................           16               363,085.88             .13
1990....................            6               119,498.06             .04
1991....................            8               164,760.79             .06
1992....................           13               264,418.80             .09
1993....................            4                98,687.50             .03
1994....................           42             1,104,988.16             .39
1995....................           40             1,039,237.82             .37
1996....................           30             1,151,489.71             .41
1997....................        8,775           279,488,734.46           98.42
                                -----          ---------------          ------
   Total................        8,948          $283,966,990.89          100.00%
                                =====          ===============          ======

--------
(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                                                     % OF CONTRACT POOL BY
                                                 AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
    RIGINAL CONTRACTO        NUMBER OF CONTRACTS BALANCE OUTSTANDING     BALANCE AS OF
 AMONT (IN DOLLARS)(1)U      AS OF CUT-OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
----------------------       ------------------- ------------------- ---------------------
    Less than $10,000.......          525          $  4,014,844.85            1.41%
    Between $10,000 and
     $19,999................        1,958            29,915,476.96           10.53
    Between $20,000 and
     $29,999................        2,485            62,484,603.49           22.00
    Between $30,000 and
     $39,999................        1,779            61,284,628.71           21.58
    Between $40,000 and
     $49,999................          945            42,136,794.16           14.84
    Between $50,000 and
     $59,999................          571            31,218,524.73           10.99
    Between $60,000 and
     $69,999................          291            18,806,501.15            6.62
    Between $70,000 and
     $79,999................          180            13,353,381.83            4.70
    Between $80,000 and
     $89,999................           98             8,292,047.38            2.92
    Between $90,000 and
     $99,999................           55             5,231,906.81            1.84
    Between $100,000 and
     $109,999...............           25             2,620,062.42             .92
    Between $110,000 and
     $119,999...............           16             1,832,705.72             .65
    Between $120,000 and
     $129,999...............           10             1,232,947.65             .43
    Between $130,000 and
     $139,999...............            3               406,201.73             .14
    Between $140,000 and
     $149,999...............            1               140,468.16             .05
    Between $150,000 and
     $159,999...............            4               610,974.90             .22
    Between $160,000 and
     $169,999...............            0                      .00             .00
    Between $170,000 and
     $179,999...............            0                      .00             .00
    Between $180,000 and
     $189,999...............            1               181,426.16             .06
    Between $190,000 and
     $199,999...............            0                      .00             .00
    Between $200,000 and
     $249,999...............            1               203,494.08             .07
                                    -----          ---------------          ------
       Total................        8,948          $283,966,990.89          100.00%
                                    =====          ===============          ======

--------
(1) The largest original Contract amount is $203,494.08, which represents .07% of the aggregate principal balance of the Contracts as of the Cut-off Date.

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)  AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
-----------------------  ------------------- ------------------- --------------------------
Less than 61%...........          312          $  7,474,793.56               2.63%
61% to 65%..............          101             3,440,553.75               1.21
66% to 70%..............          132             4,351,439.85               1.53
71% to 75%..............          210             6,641,889.81               2.34
76% to 80%..............          752            23,329,741.25               8.22
81% to 85%..............          953            28,449,068.92              10.02
86% to 90%..............        3,076            99,547,876.47              35.06
91% to 95%..............        3,412           110,731,627.28              38.99
Over 95%................            0                      .00                .00
                                -----          ---------------             ------
   Total................        8,948          $283,966,990.89             100.00%
                                =====          ===============             ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                 CONTRACT RATES

                                              AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY    NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
     CONTRACT RATE        AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
 ---------------------    ------------------- ------------------- --------------------------
Less than 9.00001%......         1,393          $ 72,539,891.87              25.55%
9.00001% to 10.00000%...         1,057            42,484,012.98              14.96
10.00001% to 11.00000%..         2,189            71,063,272.25              25.03
11.00001% to 12.00000%..         2,525            66,392,909.95              23.38
12.00001% to 13.00000%..         1,276            24,557,899.26               8.65
13.00001% to 14.00000%..           308             5,051,892.09               1.78
14.00001% to 15.00000%..             7               103,600.99                .04
15.00001% to 16.00000%..           162             1,495,773.00                .53
16.00001% to 17.00000%..            30               270,956.78                .10
Over 17.00000%..........             1                 6,781.72                .00
                                 -----          ---------------             ------
   Total................         8,948          $283,966,990.89             100.00%
                                 =====          ===============             ======

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
    MONTHS REMAINING     NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
   ------------------    ------------------- ------------------- --------------------------
Less than 31............            3          $     10,995.73                .00%
31 to 45................           23               144,630.39                .05
46 to 60................          236             1,974,333.07                .70
61 to 75................           52               534,402.20                .19
76 to 90................          291             3,835,195.87               1.35
91 to 105...............           83             1,043,211.24                .37
106 to 120..............          649             9,425,990.68               3.32
121 to 135..............            9               176,613.80                .06
136 to 150..............          252             4,825,094.25               1.70
151 to 165..............           14               319,535.29                .11
166 to 180..............        1,741            37,392,091.28              13.17
181 to 195..............            6               186,465.25                .07
196 to 210..............           11               353,422.35                .12
211 to 225..............           47             1,428,630.11                .50
226 to 240..............        1,709            49,994,998.62              17.61
241 to 255..............            0                      .00                .00
256 to 270..............            0                      .00                .00
271 to 285..............            5               184,975.34                .07
286 to 300..............          913            30,258,170.98              10.66
301 to 315..............            0                      .00                .00
316 to 330..............            0                      .00                .00
331 to 345..............            5               159,056.76                .06
346 to 360..............        2,899           141,719,177.68              49.91
                                -----          ---------------             ------
   Total................        8,948          $283,966,990.89             100.00%
                                =====          ===============             ======